UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2020

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 13, 2020, the Board of Directors of Cardinal Health, Inc. (the “Company”) elected Jason M. Hollar, 46, as Chief Financial Officer (“CFO”) of the Company, effective May 12, 2020. Mr. Hollar will succeed David C. Evans, who will continue to serve as CFO through May 11, 2020.

Mr. Hollar has been Executive Vice President and CFO of Tenneco Inc. ("Tenneco"), a company that designs, manufactures, markets and sells products and services for light vehicle, commercial truck, off-highway, industrial and after-market customers, since July 2018. He joined Tenneco as Senior Vice President Finance and served in that role from June 2017 to June 2018. Prior to joining Tenneco, Mr. Hollar was CFO of Sears Holdings Corporation ("Sears"), an integrated retailer, from October 2016 to April 2017 and prior to that served as Senior Vice President, Finance of Sears since October 2014.
Pursuant to the terms of Mr. Hollar's offer letter with the Company, he will receive a base salary of $700,000, target annual bonus at 100% of his salary and target long-term incentive awards of $2,500,000. To address compensation forfeited at his former employer, Mr. Hollar will receive (i) a cash sign-on bonus of $1,550,000 and (ii) initial grants of restricted share units with a grant value of $1,000,000 that vest ratably over three years and performance share units with a grant value of $1,000,000 that vest based on performance over a three-year performance period. He will also receive a $200,000 lump sum payment for relocation in lieu of eligibility for the Company's executive relocation program. A copy of the offer letter is attached hereto as Exhibit 10.1. For more information regarding the Company’s annual bonus and long-term incentive award programs, see the Company’s Definitive Proxy Statement for the 2019 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on September 20, 2019.

The Company also entered into its standard form of executive Confidentiality and Business Protection Agreement with Mr. Hollar, which is attached hereto as Exhibit 10.2.

Item 7.01.     Regulation FD Disclosure.

The Company issued a news release on March 19, 2020 announcing the appointment of Mr. Hollar as CFO, which is being furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d)  Exhibits.

10.1	Offer Letter
10.2	Confidentiality and Business Protection Agreement
99.1	News release furnished with this Form 8-K
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: March 19, 2020	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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